UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Potbelly Corporation (the “Company”) annual meeting of shareholders held on June 24, 2020, the Company’s shareholders approved the amendment and restatement of the Potbelly Corporation 2019 Long-Term Incentive Plan (“LTIP”), to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 900,000 shares. Pursuant to the LTIP, the Company may grant awards to any officer, director, employee, consultant, independent contractor or agent of the Company and/or a related company, and persons who are expected to become an officer, director, employee, consultant, independent contractor or agent of the Company or a related company.

A more complete description of the LTIP is contained in the Company’s Proxy Statement, dated May 20, 2020 (the “Proxy Statement”), as filed with the Securities and Exchange Commission (the “Commission”), under the heading “Proposal 4 Approval of the Amendment and Restatement of the Potbelly Corporation 2019 Long-Term Incentive Plan,” which is incorporated by reference. The description of the LTIP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on June 24, 2020. At the annual meeting, shareholders voted in favor of the election of eight directors, Joseph Boehm, Adrian Butler, Marla Gottschalk, David Head, Alan Johnson, David Near, Benjamin Rosenzweig and Todd Smith to our Board of Directors; voted in favor of the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020; approved, by a non-binding advisory vote, a resolution to approve the Company’s 2019 named executive officer compensation; and approved the amendment and restatement of the Potbelly Corporation 2019 Long-Term Incentive Plan. The final voting results were as follows:

(1)	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joe Boehm	13,095,389	272,933	5,626,384
Adrian Butler	13,145,711	222,611	5,626,384
Marla Gottschalk	13,133,709	234,613	5,626,384
David Head	13,233,694	134,628	5,626,384
Alan Johnson	13,200,255	168,067	5,626,384
David Near	13,248,522	119,800	5,626,384
Benjamin Rosenzweig	13,179,373	188,949	5,626,384
Todd Smith	13,248,272	120,050	5,626,384

(2)	Ratification of the appointment of Deloitte & Touche LLP as independent auditors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,567,832	418,808	8,066	—

(3)	Non-binding, advisory vote on a resolution to approve 2019 named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,911,399	1,169,871	1,287,052	5,626,384

(4)	Approval of amendment and restatement of the Potbelly Corporation 2019 Long-Term Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,037,193	863,442	1,467,687	5,626,384

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Potbelly Corporation 2019 Long-Term Incentive Plan, as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer